UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2025

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 3, 2025, EMCOR Group, Inc. (the “Company”), completed its acquisition of all of the issued and outstanding capital stock of Miller Electric Company, a Florida corporation (“Miller Electric”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated January 13, 2025, by and among Miller Electric Company Employee Stock Ownership Trust (the “Seller ESOP Trust”), as established and maintained pursuant to the terms of the Miller Electric Company Employee Stock Ownership Plan, acting through Stephen C. James, not in its individual or corporate capacity, but solely in its capacity as trustee of the Seller ESOP Trust and Susan A. Walden Family Voting Trust (“Walden Trust”), the Henry K. Brown Trust I c/u agreement dated 9/24/2012 (the “H. Brown Trust”), the Daniel A. Brown Trust I c/u agreement dated 9/24/2012 (the “D. Brown Trust” together with the Walden Trust and the H. Brown Trust, the “Family Trust Seller”), Miller Electric, Henry K. Brown, solely in his capacity as the representative, agent and attorney-in-fact of Sellers and the Company. The Family Trust Seller and the Seller ESOP Trust collectively are referred to as the “Sellers”. The Company acquired from the Sellers 100% of the equity ownership of Miller Electric in exchange for $865 million in cash, subject to customary adjustments. As a result of the transaction, Miller Electric became a wholly-owned subsidiary of the Company. Miller Electric is a leading electrical contractor serving high growth areas across the Southeastern U.S.

The foregoing discussion of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 2.1 and is incorporated by reference into this Item 2.01.

A copy of the Company’s press release dated February 3, 2025 announcing the completion of the acquisition is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Purchase Agreement dated January 13, 2025.
99.1	Press Release dated February 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: February 3, 2025	By:	/s/ ANTHONY J. GUZZI
Anthony J. Guzzi
Chairman, President and
Chief Executive Officer